                                                                    EXHIBIT 10.6


                            SEROLOGICALS CORPORATION
                AMENDED AND RESTATED 1995 NON-EMPLOYEE DIRECTORS'
                          STOCK OPTION PLAN, AS AMENDED


                  1. Purpose. The Amended and Restated 1995 Non-Employee Directors' Stock Option Plan (the "Plan") of Serologicals Corporation, a Delaware corporation (the "Corporation"), is designed to aid the Corporation and its subsidiaries in retaining and attracting non-employee directors of exceptional ability by enabling such non-employee directors to purchase a proprietary interest in the Corporation, thereby stimulating in such individuals an increased desire to render greater services which will contribute to the continued growth and success of the Corporation and its subsidiaries.

                  2. Amount and Source of Stock. The total number of shares of the Corporation's Common Stock (the "Shares") which may be the subject of options granted pursuant to the Plan shall be limited so that the total number of Shares issued upon the exercise of options granted pursuant to the Plan shall not exceed 810,000 (after giving effect to the 3 for 2 splits of the Shares in February 1997 and August 1998), subject to adjustment as provided in paragraph 12. None of the options to be granted under the Plan are intended to be "Incentive Stock Options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations (whether proposed, temporary or final) promulgated thereunder. Such Shares may be reserved or made available from the Corporation's authorized and unissued Shares or from Shares reacquired and held in the Corporation's treasury. In the event that any option granted hereunder shall terminate prior to its exercise in full for any reason, then the Shares subject to such option shall be added to the Shares otherwise available for issuance pursuant to the exercise of options under the Plan.

                  3. Administration of the Plan. The Plan shall be administered by a committee (the "Committee") of the Board of Directors of the Corporation (the "Board") comprised of two or more members of the Board, selected by the Board, all of which members shall be "disinterested persons" as that term is defined in Rule 16b-3(d)(3) (or any successor provision)
promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee is hereinafter sometimes referred to as the "Administrative Body." The Administrative Body shall have full authority to interpret the Plan, to establish and amend rules and regulations relating to it and to make all other determinations necessary or advisable for the administration of the Plan.
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                                                                    EXHIBIT 10.6


                  4.       Non-Discretionary Lump Sum Grants.

                           (a)      Prior to May 16, 2000, subject to Section of
6 hereof, each person who was elected for the first time to be a non-employee director automatically was, on the day after the date of his initial election to be a non-employee director by the Board or stockholders of the Corporation, granted an option exercisable to purchase 36,000 Shares. Commencing on May 16, 2000, no additional grants shall be made under this Section 4(a). The date on which an option is granted under paragraph 4 or 5 to a specified individual shall constitute the date of grant of such option (the "Date of Grant").

                           (b)      Subject to subparagraph 13(b) hereof,
options granted to a participant under subparagraph 4(a) hereof shall vest at the rate of 25% per year commencing on the first anniversary of the Date of Grant; provided that for each six months (or portion thereof) of service as a director of the Corporation or any subsidiary prior to the Date of Grant, such vesting shall accelerate by one (1) year.

                  5.       Non-Discretionary Annual Grants.

                           (a)      Each non-employee director shall
automatically receive an annual grant of an option to purchase 10,000 Shares (15,000 Shares in the case of the non-executive Chairman of the Board) on the day after the annual meeting of stockholders at which directors are elected each year (the "Annual Meeting Date"); provided, that the first grant of an option to a particular non-employee director who was elected prior to May 16, 2000 under this subparagraph 5(a) shall be made on the day after the lump-sum option granted under subparagraph 4(a) (or any predecessor provision) shall have or would have (had not such director elected to decline an award in accordance with subparagraph 6(a)), vested in full, pro-rated to the first anniversary of the preceding Annual Meeting Date. Option grants shall be pro-rated for any director or non-executive Chairman of the Board who commences serving as such on a day other than the annual meeting of stockholders from the date of commencement of such service.

                           (b)      Subject to subparagraph 13(b) hereof,
options granted to a participant under subparagraph 5(a) hereof shall vest over the first year after the Date of Grant at the rate of 25% for each completed three-month period after the Date of Grant.

                  6.       Election to Decline Grant; Revocation of Declination.

                           (a)      Any non-employee director entitled to an
option under paragraph 4 or 5 may, at any time on or before Date of Grant, elect to decline such award. Such election shall be in writing, and signed by the non-employee director.

                           (b)      A non-employee director who makes an
election under (a) above, shall receive no compensation as a substitute for the option(s) declined.
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                                                                    EXHIBIT 10.6


                           (c)      An election described in (a) above may be
revoked on a prospective basis at any time prior to a scheduled award. Such revocation election must be in writing and signed by the non-employee director.

                  7. Option Price. The exercise price of the Shares purchasable under any option granted pursuant to the Plan shall be 100% of the fair market value of the Shares subject to such option on the Date of Grant. For purposes of the Plan, the "fair market value per share" of the Shares on a given date shall be: (i) if the Shares are listed on a registered securities exchange or quoted on the National Market System, the closing price per share of the Shares on such date (or, if there was no trading reported on such date, on the next preceding day on which there was trading reported); (ii) if the Shares are not listed on a registered securities exchange and not quoted on the National Market System, but the bid and asked prices per share for the Shares are provided by Nasdaq, the National Quotation Bureau Incorporated or any similar organization, the average of the closing bid and asked price per share of the Shares on such date (or, if there was no trading in the Shares on such date, on the next preceding day on which there was trading) as provided by such organization; and (iii) if the Shares are not traded on a registered securities exchange and not quoted on the National Market System and the bid and asked price per share of the Shares are not provided by Nasdaq, the National Quotation Bureau Incorporated or any similar organization, solely as determined by the Administrative Body in good faith.

                  8.       Term of Option.

                           (a)      Options granted hereunder shall be
exercisable for a period of six (6) years from the Date of Grant.

                           (b)      The grant of options pursuant to the terms
of the Plan shall be effective as of the Date of Grant; provided, however that no option granted hereunder shall be exercisable unless and until the holder has entered into an individual option agreement with the Corporation that shall set forth the terms and conditions of such option. Each such agreement shall expressly incorporate by reference the provisions of this Plan (a copy of which shall be made available for inspection by the optionee during normal business hours at the principal office of the Corporation), and shall state that in the event of any inconsistency between the provisions hereof and the provisions of such agreement, the provisions of this Plan shall govern.

                  9.       Exercise of Options. An option shall be exercised
when written notice of such exercise, signed by the person entitled to exercise the option, has been delivered or transmitted by registered or certified mail to the Secretary of the Corporation at its then principal office. Such notice shall specify the number of Shares for which the option is being exercised and shall be accompanied by (i) such documentation, if any, as may be required by the Corporation as provided in subparagraph 13(b), and (ii) payment of the aggregate option price. Such payment shall be in the form of (i) cash or check payable to the order of the Corporation in the amount of the aggregate option price, (ii) certificates duly endorsed for transfer (with all transfer taxes paid or provided for)
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                                                                    EXHIBIT 10.6


evidencing a number of Shares of which the aggregate fair market value on the date of exercise is equal to the aggregate option exercise price of the Shares being purchased, (iii) any method of payment which is acceptable to the Administrative Body (including pursuant to a cashless exercise program adopted by the Administrative Body) or (iv) a combination of these methods of payment. Delivery of such notice shall constitute an irrevocable election to purchase the Shares specified in such notice, and the date on which the Corporation receives the last of such notice, documentation and the aggregate option exercise price for all of the shares covered by the notice shall, subject to the provisions of paragraph 13 hereof, be the date as of which the Shares so purchased shall be deemed to have been issued. The person entitled to exercise the option shall not have the right or status as a holder of the Shares to which such exercise relates prior to receipt by the Corporation of the payment, notice and documentation expressly referred to in this paragraph 9. Notwithstanding the foregoing, a holder whose transactions in Common Stock are subject to Section 16(b) of the Exchange Act may tender Shares in payment of all or any portion of the option price only if the following additional conditions are met: (i) the tender is made at least six months after the Date of Grant and (ii) either (x) the election to tender is irrevocably made at least six months in advance of the tender of Shares or (y) the tender of Shares takes place during the period beginning on the third business day following the date of release of the Corporation's quarterly or annual financial results and ending on the twelfth business day following such date.

                  10. Exercise and Cancellation of Options After Termination, Disability or Death. Except as set forth below, if a holder shall voluntarily or involuntarily cease to serve as a director of the Corporation or if a holder's service shall terminate on account of death or disability, the option of such holder shall terminate two years following the first day that the holder is no longer such a director (the "Termination Date"); provided that if such director is removed for cause, the option shall terminate immediately. In no event may the holder, or the holder's guardian, conservator, executor or administrator, as the case may be, exercise an option after the end of the original term of the option.

                  Nothing contained herein or in any option agreement shall be construed to confer on any option holder any right to continue as a director of the Corporation or derogate from any right of the Corporation, the Board or the stockholders of the Corporation to remove such option holder as a director of the Corporation, with or without cause.

                  11. Non-transferability of Options. No option granted under the Plan shall be sold, pledged, assigned or transferred in any manner except to the extent that options may be exercised by an executor or administrator as provided in paragraph 10 hereof. An option may be exercised, during the lifetime of the holder thereof, only by such holder or his duly appointed guardian or conservator in the event of his disability.
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                                                                    EXHIBIT 10.6


                  12.      Adjustments Upon Certain Events.

                           If the outstanding Shares are subdivided,
consolidated, increased, decreased, changed into, or exchanged for a different number or kind of shares or other securities of the Corporation through reorganization, merger, recapitalization, reclassification, capital adjustment or similar transaction, or if the Corporation shall issue additional Shares as a dividend or pursuant to a stock split, then the number and kind of Shares available for issuance pursuant to the exercise of options to be granted under this Plan and all Shares subject to the unexercised portion of any option theretofore granted and the exercise price of such options may, in the sole discretion of the Board, be adjusted on a pro rata basis to prevent the inequitable enlargement or dilution of any rights hereunder; provided, however, that any such adjustment in outstanding options under the Plan shall be made without change in the aggregate exercise price applicable to the unexercised portion of any such outstanding option. Distributions to the Corporation's stockholders consisting of property other than Shares of the Corporation or its successor and distributions to stockholders of rights to subscribe for Shares shall not result in the adjustment of the Shares purchasable under outstanding options or the exercise price of outstanding options. Adjustments under this paragraph shall be made by the Administrative Body, whose determination thereof shall be conclusive and binding. Any fractional Share resulting from adjustments pursuant to this paragraph shall be eliminated from any then outstanding option. Nothing contained herein or in any option agreement shall be construed to affect in any way the right or power of the Corporation to make or become a party to any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or otherwise transfer all or any part of its business or assets.

                  13.      General Restrictions.

                           (a)      No option granted hereunder shall be
exercisable if the Corporation shall at any time determine that (i) the listing upon any securities exchange, registration or qualification under any state or federal law of any Shares otherwise deliverable upon such exercise, or (ii) the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such exercise. In any of the events referred to in clause (i) or clause
(ii) above, the exercisability of such options shall be suspended and shall not be effective unless and until such withholding, listing, registration, qualifications or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation in its sole discretion, notwithstanding any termination of any option or any portion of any option during the period when exercisability has been suspended.

                           (b)      The Administrative Body may require, as a
condition to the right to exercise an option, that the Corporation receive from the option holder, at the time of any such exercise, representations, warranties and agreements to the effect that the Shares are being purchased by the option holder for investment only and without any present intention to sell or otherwise distribute such Shares and that the option holder will not dispose of such Shares in transactions which, in the opinion of counsel to the
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                                                                    EXHIBIT 10.6


Corporation, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. The certificates issued to evidence such Shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

                  14. Amendment. Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Option agreement or in the Plan:

                           (a)      The Board may amend, alter, suspend,
discontinue or terminate the Plan, except that any amendment, alteration, suspension, discontinuation or termination that would impair the rights of any participant, or any other holder or beneficiary of any option theretofore granted to the extent such rights are not then accrued and vested, shall require the consent of such participant, other holder or beneficiary of an option. Notwithstanding the foregoing, the Board may condition any amendment on the approval of the stockholders of the Corporation if such approval is necessary or advisable with respect to tax (including Code Sections 162(m) and 422), securities or other applicable laws and rules and regulations to which the Corporation, this Plan, participants or other applicable persons are subject.

                           (b)      The Board may correct any defect, supply any
omission or reconcile any inconsistency in the Plan or any option in the manner and to the extent it shall deem desirable to carry the Plan into effect.

                  15. Termination. Unless the Plan shall theretofore have been terminated as provided hereinafter and in paragraph 16 hereof, the Plan shall terminate on August 9, 2005, and no options under the Plan shall thereafter be granted; provided, however, that the Board may at any time, in its sole discretion, terminate the Plan prior to the foregoing date. No termination of the Plan by the Board shall, without the consent of the holder of an existing option, materially and adversely affect his rights under such option.